SCHEDULE OF PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Details) - USD ($)	Mar. 31, 2026	Mar. 31, 2025
Prepaid Expenses And Other Current Assets Net
Deposits	$ 153,226	$ 188,277
GST receivables	43,889	36,649
Prepaid expenses	1,052,482	253,416
Deferred initial public offering (“IPO’’) costs		715,630
Prepaid expenses and other current assets, net	1,249,597	1,193,972
Prepaid expenses, non-current	1,811,250
Prepaid expenses and other non current assets, net	$ 1,811,250